UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2018

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (702) 997-5968

                              Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)

On January 29, 2018, BDO USA, LLP (“BDO”) informed Live Ventures Incorporated (the “Company”) that it will not stand for re-election for the audit of the Company’s consolidated financial statements for the year ended September 30, 2018.

The audit report of BDO on the Company’s financial statements for the fiscal year ended September 30, 2017, the only year for which BDO audited the Company’s financial statements, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal year ended September 30, 2017, the only year for which BDO audited the Company’s financial statements, and for the subsequent interim period through January 29, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s most recent fiscal year ended September 30, 2017, the only year for which BDO audited the Company’s financial statements, and for the subsequent interim period through January 29, 2018, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses reported in the Company’s Annual Report on Form 10-K for the year ended September 30, 2017 related to the lack of (a) sufficient controls around the financial reporting process; (b) proper segregation of duties within the financial reporting process; (c) adequate controls surrounding management’s review of the income tax provision process; (d) controls surrounding the assessment of certain cash flow and balance sheet classifications; and (e) sufficient controls around the process for business combinations.

The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of that letter, dated February 2, 2018, is filed as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

16.1	Letter of BDO USA, LLP dated February 2, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By: /s/ Jon Isaac
Name: Jon Isaac
Title: President and Chief Executive Officer

Dated: February 2, 2018

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of BDO USA, LLP dated February 2, 2018

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